                                                                Exhibit 10.06


               FORM OF AMENDMENT TO CORPORATE SERVICES AGREEMENT

          THIS AMENDMENT (the "Amendment") to the Corporate Services Agreement dated as of November 1, 1996 (the "Agreement") between Manor Care, Inc., a Delaware corporation ("Manor Care") and Choice Hotels International, Inc., a Delaware corporation ("Choice") is made and entered into as of October __, 1997 by and among Manor Care, Choice and Choice Hotels Franchising, Inc., a Delaware corporation ("Franchising").

                                    RECITALS

          WHEREAS, pursuant to a Distribution Agreement dated as of November 1, 1996 (the "Manor Care Distribution Agreement"), Manor Care and Choice entered into the Agreement.

          WHEREAS, Manor Care and Choice now desire to amend the Agreement, among other things, to add Franchising as a party.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Manor Care, Choice and Franchising agree as follows:

          1.    Definitions
                -----------

          All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.


          2.    Addition of Franchising as a Party
                ----------------------------------

          Franchising is hereby added as a party to the Agreement under the same terms and conditions and with the same rights and liabilities as Choice, except as may be further modified in this Amendment. Franchising hereby assumes all obligations and liabilities under the Agreement, except as may be further modified in this Agreement.


          3.    Payment for Services
                --------------------

          (a) Choice and Franchising shall each pay Manor Care only for services requested by and rendered to such party in accordance with the price and payment provisions of Section 5 of the Agreement.

          (b) Except as set forth in Section 4 of this Agreement, Franchising shall have no liability with respect to the payment to Manor Care of the Annual Retainer Fee, set forth in Exhibit C of the Agreement, with respect to the Consulting Services.

          4.    Guaranty of Annual Retainer Fee
                -------------------------------

          (a) Franchising hereby irrevocably and unconditionally guarantees to Manor Care the full and prompt payment of the Annual Retainer Fee, set forth in Exhibit C to the

Agreement, with respect to the Consulting Services. The obligations of this
Section 4 shall be continuing and shall be binding upon Franchising until and any and all obligations under this Section 4 have been performed and paid in full.

          (b) The obligations of this Section 4 shall be binding upon Franchising and its successors and permitted assigns; provided that the obligation sunder this Section 4 shall not be assigned without the prior written consent of Manor Care.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                 MANOR CARE, INC.



                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:



                                 CHOICE HOTELS INTERNATIONAL, INC.



                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:



                                 CHOICE HOTELS FRANCHISING, INC.


                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:

                                       2